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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report: (Date of earliest event reported): July 30, 2001

                          AMERICAN CLASSIC VOYAGES CO.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


            0-9264                                      31-0303330
   (Commission File Number)                 (IRS Employer Identification Number)


 Two North Riverside Plaza, Suite 200
         Chicago, Illinois                                   60606
(Address of Principal Executive Offices)                  (Zip Code)


                                 (305) 569-6685
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   Other Events.

          On July 30, 2001 we issued a press release announcing that the next three interest payments on our 7% Convertible Subordinated Debenture, scheduled for August 15 and November 15, 2001, and February 15, 2002, will be deferred until May 15, 2002, as permitted under the terms of the securities. Please see a copy of the press release, which is attached hereto as an exhibit.



ITEM 7.   Financial Statements and Exhibits.

          Exhibit
          Number           Exhibit

            99      American Classic Voyages Co. Press Release, issued July 30,
                    2001


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN CLASSIC VOYAGES CO.



Date: July 30, 2001                By: /s/ Jordan B. Allen
                                       -----------------------------------------
                                       Jordan B. Allen, Executive Vice President
                                       and General Counsel